Creates a Leading Global Provider of Consulting and Trade Execution Services July 2, 2009 Exhibit 99.1

Disclaimer
“The following presentation should be taken in conjunction with the most recent financial statements and notes thereto as well as the most recent Form 10-Q filed with the SEC.
This presentation may contain "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act
of 1934.  These forward-looking statements involve known and unknown risks and uncertainties, many of which are beyond our control, including adverse changes in economic, political and market conditions, losses from market-making and trading activities arising from counter-party failures and changes in market conditions, the possible loss of key personnel, the impact of increasing competition, the impact of changes in government regulation, the possibility of liabilities arising from violations of federal and state securities laws and the impact of changes in technology in the securities, foreign exchange and commodities dealing and trading industries.  Although we believe that the forward-looking statements are based upon reasonable assumptions regarding our business, future market conditions, there can be no assurances that actual results will not differ materially from any results expressed or implied by the forward-looking statements.
We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Readers are cautioned that any forward-looking statements are not guarantees of future performance.”

Transaction Highlights
Transaction
International Assets Holding Corp. (“INTL”) and FCStone Group, Inc. (“FCSX”)
merge to create a leading global provider of consulting and trade execution services
INTL and FCSX shareholders will own 52.5% / 47.5%, respectively
FCStone will retain its name and operate as a division of INTL
Consideration
100% stock
FCSX shareholders will receive 0.2950x common INTL shares for each outstanding common share of FCSX
Expected Close Transaction is expected to close in 4
th
calendar quarter 2009
Approvals
Shareholders of both INTL and FCSX
Regulators
Board &
Management
7 INTL directors, 6 FCSX directors
Pete Anderson will be President and will join the INTL board, along with 5 other
FCSX board members

Strategic Fit
Complete trading solution for customer
OTC Market Making
Providing strategic recommendations and
value added execution capabilities
High Touch Complex Markets
Greater growth potential through geographic
diversification
International Markets
Complementary management skills
Disciplined Risk / Capital Mgt.
Complementary product expertise
Hard Commodities, FX, Equities
Domestic Markets
Risk Management Consulting
Exchange Traded Platform
Agricultural, Energy & Soft Commodities
Proven Sales and Marketing

Complementary Platforms
+ =
INTL FCSX Combined
Hard Commodities
Agricultural, Energy & Soft Commodities
Foreign Exchange
International Equities
International Debt Capital Markets
Asset Management
Risk Management Advisory Capabilities

INTL
FCStone
UNDERSTAND·SIMPLIFY·SUCCEED

INTL
FCStone
UNDERSTAND·SIMPLIFY·SUCCEED

(a)
(b)
A Unique Company
Leading OTC trader and hedger of physical metals
for commercial consumers throughout the supply
chain – producers to consumers
Significant player in hedging of agricultural,
energy and soft commodities for commercial
entities throughout the value chain
Leading provider of treasury and foreign exchange
services
Leading market maker in foreign equities
A unique company providing competitive
execution to over 10,000 wholesale customers in
North America and globally through offices in
Brazil, Argentina, London, Ireland, Dubai,
Singapore, Australia and China
~87 million commodity contracts traded
Physical commodities revenues of ~$40bn
Trades 8,000 unlisted ADR’s in over 20 countries
and more than 100 currencies
Commodities
Trading
International
Equities
Market
Making
Commodity
and Risk
Management
Services
Clearing &
Execution
Services
International
Debt
Capital
Markets
Asset
Management
Foreign
Exchange
(a) For the twelve month period ended February 28, 2009.
(b) For the twelve month period ended March 31, 2009.

Complementary International Footprint
FCStone Offices
INTL Offices
Business Activity
FCStone Offices FCStone Offices
INTL Offices INTL Offices
Business Activity
•
Relationships in over 100 Countries
•
Offices in 28 Cities
•
Locations in 11 Countries
Combined International Presence:

Strategic Growth Plan
Disciplined capital allocation approach by protecting and compounding capital
Robust risk management
No significant change in overall business strategy for either FCSX or INTL
Offer value added services to build durable revenue streams and create franchise value over time
Broaden and deepen customer relationships globally
Current environment provides a significant opportunity for a credible, well capitalized entity to gain market share
Larger financial institutions retreating to core activities while smaller competitors lack capital or pose counter party risk to customers
Focus on organic growth and opportunistic add-on acquisitions
Leverage strengths of the merged platform by cross pollinating industry and domain expertise
Continue to build international footprint in Europe, South America, Asia and the Middle East
Consider financially attractive small “tuck in” acquisitions that add immediate value to the platform

INTL FCStone
UNDERSTAND·SIMPLIFY·SUCCEED

INTL FCStone
UNDERSTAND·SIMPLIFY·SUCCEED

Combined Company Highlights
Note: INTL financial information as of 3/31/09 and FCSX
financial information as of 2/28/09.
Note: INTL financials include mark-to-market adjustments as
detailed in public filings.  See appendix for detailed
reconciliation to publicly reported numbers for FCSX.
($ in millions)
Combined
Adjusted Operating Revenue
Last 4 Fiscal Quarters $100 $311 $411
1H'09 Annualized $117 $278 $395
Adjusted EBITDA
Last 4 Fiscal Quarters $22 $59 $81
1H'09 Annualized $33 $40 $73
Adjusted Net Income
Last 4 Fiscal Quarters $10 $32 $43
1H'09 Annualized $17 $22 $39
Assets
$366 $1,921 $2,286
Shareholders' Equity
$79 $173 $253
Total Customers
1,800 9,000 10,800

FCSX is an integrated commodity risk management company which provides risk management consulting and transaction execution services to commercial commodity intermediaries, end-users and producers
In fiscal year 2008, FCSX served approximately 9,000 customers
FCSX has access to all international exchanges and is a clearing member of all major
US futures exchanges
FCSX is the third largest independent futures commission merchant as measured by required customer segregated assets
In the twelve months ended February 2009, FCSX transacted 86.8 million contracts in the exchange-traded and OTC markets
In the twelve months ended February 2009, revenue, net of commodities sold, and adjusted net income were $310.6 million and $32.4 million, respectively
FCSX currently has 435 employees, with 125 risk management consultants worldwide
FCStone Overview
Note: See appendix for detailed reconciliation to publicly
reported numbers for FCSX.

FCSX – Customer Oriented Business Model
Customers / Industries Served
Agriculture Fuel Surcharge Carbon Credits
Energy Livestock Introducing Brokers
Renewable Fuels Food Products
Weather Forest Products
Customers
Floor Traders
Professional Traders
Introducing Brokers
OTC Market Physical Market
Financial Services
(Grain repo
program)
Merchant Services
(Commodity
financing program)
Exchange–Traded
Market
Risk
Management
Consultants
Provides Access to
Commodity &
Risk Management
Provides
Access to
Clearing &
Execution

CAGR: 24%
($ millions)

EBITDA ($ millions)
EBITDA Margin (%)

CSA ($ millions)
3 Month T-Bill Rate

Exchange-traded Vol. (millions)
OTC Vol. (millions)

INTL
FCStone
UNDERSTAND·SIMPLIFY·SUCCEED

FCSX – Financial Performance
$0
$50
$100
$150
$200
$250
$300
$350
$400
FY2006 FY2007 FY2008 LTM Q2'09
Commissions and clearing fees Service, consulting and brokerage fees
Interest Income Other
Gross profit on commodities sales
$181.9
$257.8
$336.5
$310.6
$26.7
$54.4
$80.0
$58.7
15%
24%
19%
21%
$0
$20
$40
$60
$80
$100
FY 2006 FY 2007 FY 2008 LTM Q2'09
0%
10%
20%
30%
40%
EBITDA EBITDA Margin
$764.8
$997.4
$1,528.0
$1,117.6
$0
$300
$600
$900
$1,200
$1,500
$1,800
FY2006 FY2007 FY2008 Q2'09
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
CSA 3 Month T-Bill
47.5
61.0
85.8
98.6
1.4
1.0
0.3
0.8
0.0
20.0
40.0
60.0
80.0
100.0
FY 2006 FY 2007 FY 2008 LTM Q2'09
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
Exchange-traded Volume OTC Volume
Revenue, net of cost of commodities sold Adjusted EBITDA & Adjusted EBITDA Margin
Customer Segregated Assets Exchange-traded & OTC Volumes
Source: Public filings.
Note: See appendix for detailed reconciliation to publicly
reported numbers.

INTL Overview
Fortune 500 Company, established in 1981 and listed on NASDAQ since 1994 under ticker “IAAC”
Ranked #16 in ten year profit growth and # 12 for returns to shareholders
INTL has five business units – international equities market making, international debt capital markets, foreign exchange, commodities trading and asset management
INTL has over 190 experienced professionals in offices located in New York, London, Dubai,
Singapore, Buenos Aires, Orlando, and Miami
Management has over 50 years of combined experience in banking and credit exposure practices
Most key employees have a minimum of 15 years experience
Over the last 5 years revenues increased over 30X, equity capital increased 15X
Adjusted operating revenue has grown at a 46% CAGR since 2004
Adjusted stockholders’ equity has grown at a 33% CAGR since 2004
Adjusted net income has grown at a 62% CAGR since 2005
Executive management has invested significant capital and currently owns 27% of the Company
Leucadia (NYSE – “LUK”) is the largest institutional shareholder with 16% ownership
Note: Adjusted financials include mark-to-market adjustments as detailed in INTL public filings.

Differentiated Focus on
High Margin Niche Market
Leading position in profitable niche
markets through quality execution and
client service
1
Experienced
Professionals
Over 190 professionals globally
Management has over 50 years
of combined experience in banking
and  credit exposure practices
Multiple Expansion
Opportunities
Significant growth opportunities
across all business segments
Over last 5 years revenues
increased over 30x, equity capital
increased 15x
Disciplined Risk Management
Consistent growth in revenues and EBITDA
over the last 5 years through disciplined
risk  management
5
6
7
4
Diversified Revenue Base
International Equity Market-Making
Commodities Trading
Foreign Exchange
International Debt Capital Markets
Asset Management
INTL Business Model
Rapid Revenue Growth with
Strong Operating Leverage
Critical mass allows operational leverage
to  be achieved
High Quality
Counterparties
Well established, reputable
institutional clients and NGOs
Diversified Global Footprint
Offices in key international markets and
relationships in over 100 countries

($ in millions)
2004 – 2008 CAGR: 46%

($ in millions)
2005 – 2008 CAGR: 62%

($ in millions)
2004 – 2008 CAGR: 33%

2004 – 2008 CAGR: 26%

INTL

FCStone
UNDERSTAND·SIMPLIFY·SUCCEED

INTL – Consistent Financial Performance
$22.0
$26.1
$43.4
$77.0
$100.5
$117.0
0
25
50
75
100
$125
FY2004 FY2005 FY2006 FY2007 FY2008 YTD
FY2009
Ann.
($0.1)
$2.6
$8.2
$10.1
$11.0
$17.0
(5)
0
5
10
15
$20
FY2004 FY2005 FY2006 FY2007 FY2008 YTD
FY2009
Ann.
$24.6
$28.1
$38.7
$54.9
$77.3
$83.0
0
20
40
60
80
$100
FY2004 FY2005 FY2006 FY2007 FY2008 3/31/2009
$3.48
$3.78
$4.94
$6.65
$8.66
$9.19
0
2
4
6
8
$10
FY2004 FY2005 FY2006 FY2007 FY2008 3/31/2009
Adjusted Operating Revenue Adjusted Net Income
Adjusted Stockholders’ Equity Adjusted Net Asset Value Per Share
Source: Public filings.
Note: Adjusted financials include mark-to-market adjustments as detailed in INTL public filings.  Adjusted Net asset
value per share calculated as adjusted stockholders’
equity divided by book shares outstanding.

Appendix – FCSX Financial Reconciliation
($ millions)
2006 2007 2008 LTM Q2'09 YTD Q2'09
Revenue (as reported) $1,294.8 $1,342.0 $337.5 $314.1 $142.2
Cost of commodities sold (1,112.9) (1,084.2) (1.1) (3.5) (3.1)
Revenue, net of cost of commodities sold $181.9 $257.8 $336.5 $310.6 $139.1
Net Income from continuing ops (as reported) $15.3 $33.6 $47.4 ($36.6) ($53.1)
Bad debt expense 0.0 0.0 0.0 111.8 111.8
Sentinel loss 0.0 5.6 0.0 0.0 0.0
Gain on sale of FGDI 0.0 (2.6) 0.0 0.0 0.0
Dividend on CBOT stock 0.0 (0.5) 0.0 0.0 0.0
Gain on sale of exchange seats & stock 0.0 (3.7) (3.7) (7.3) (6.5)
Gain / loss on interest rate contract 0.0 0.0 (0.0) 5.0 0.0
Pension charge 0.0 0.0 1.5 1.5 0.0
Clearing fee related to CRM business 0.0 (1.4) 1.4 2.5 0.0
Impairment of goodwill 0.0 0.0 0.0 1.9 1.9
Executive Compensation 0.0 0.0 0.0 2.9 2.9
Adjustments 0.0 (2.5) (0.9) 118.2 110.1
Income tax impact on extraordinary items 0.0 0.9 0.4 (49.2) (45.9)
Adjusted Net Income from continuing ops $15.3 $32.0 $46.9 $32.4 $11.2
EBITDA (as reported) $32.1 $65.3 $86.0 ($53.2) ($85.8)
Bad debt expense 0.0 0.0 0.0 111.8 111.8
Sentinel loss 0.0 5.6 0.0 0.0 0.0
Gain on sale of FGDI 0.0 (2.6) 0.0 0.0 0.0
Dividend on CBOT stock 0.0 (0.5) 0.0 0.0 0.0
Gain on sale of exchange seats & stock 0.0 (3.7) (3.7) (7.3) (6.5)
Gain / loss on interest rate contract 0.0 0.0 (0.0) 5.0 0.0
Pension charge 0.0 0.0 1.5 1.5 0.0
Clearing fee related to CRM business 0.0 (1.4) 1.4 2.5 0.0
Executive Compensation 0.0 0.0 0.0 2.9 2.9
Interest on short-term borrowings (5.2) (9.0) (4.9) (4.0) (1.9)
Minority interest (0.2) 0.6 (0.1) (0.5) (0.4)
Adjustments (5.4) (10.8) (6.0) 111.9 105.9
Adjusted EBITDA $26.7 $54.4 $80.0 $58.7 $20.1

This presentation is being made in respect of the proposed business combination involving International Assets and
FCStone.  In connection with the proposed transaction, International Assets intends to file with the SEC a registration statement on Form S-4, containing a joint proxy statement/prospectus and other relevant materials and each of
International Assets and FCStone plan to file with the SEC other documents regarding the proposed transaction.  The final joint proxy statement/prospectus will be mailed to the stockholders of International Assets and FCStone.
INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS
(INCLUDING ANY AMENDMENTS OR SUPPLEMENTS) AND OTHER DOCUMENTS FILED WITH THE SEC
CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN
IMPORTANT INFORMATION ABOUT INTERNATIONAL ASSETS, FCSTONE AND THE PROPOSED TRANSACTION.
Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by International Assets and FCStone at the SEC’s web site at www.sec.gov. Free copies of the registration statement and the joint proxy statement/prospectus
(when available) and other documents filed with the SEC can also be obtained by directing a request to International
Assets at:  220 East Central Parkway, Suite 2060, Altamonte Springs, Florida 32701, Attention: Scott Branch, telephone:
888-345-4685 x335; or to FCStone at: Investor Relations Department, FCStone Group, Inc., 10330 NW Prairie View
Road, Kansas City, Missouri 64153; Attention: William Dunaway; Telephone: (816)457-6247.  In addition, investors and security holders may access copies of the documents filed with the SEC by International Assets on International Assets’
website at www.intlassets.com, and investors and security holders may access copies of the documents filed with the
SEC by FCStone’s website at www.fcstone.com.
International Assets, FCStone and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the stockholders of International Assets and FCStone in respect of the proposed transaction.  Information regarding International Assets’ directors and executive officers is available in its annual report on Form 10-K for the year ended September 31, 2008, filed with the SEC on December 8, 2008 and the proxy statement for International Assets’ 2009 annual meeting of stockholders, filed with the SEC on January 15, 2009.
Information regarding FCStone’s directors and executive officers is available in its annual report on Form 10-K for the year ended August 31, 2008, filed with the SEC on November 14, 2008 and the proxy statement for FCStone’ 2009 annual meeting of stockholders, filed with the SEC on December 8, 2009.  If and to the extent that any of the
International Assets or FCStone participants will receive any additional benefits in connection with the merger that are unknown as of the date of this filing, the details of those benefits will be described in the definitive joint proxy statement/prospectus relating to the merger.  Investors and stockholders can obtain more detailed information regarding the direct and indirect interests of International Assets’ and FCStone’s directors and executive officers in the merger by reading the definitive joint proxy statement/prospectus when it becomes available.

Creates a Leading Global Provider of Consulting and Trade Execution Services July 2, 2009